UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022 (August 26, 2022)

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed, on August 22, 2022, Genesis Growth Tech Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands (“GGAA”) and Biolog-ID, a société anonyme organized under the laws of France (“Biolog-id”), signed a memorandum of understanding (the “MoU”) with respect to the contemplated merger of GGAA with and into Biolog-id (the “Merger”). The MoU was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by GGAA on August 23, 2022 (the “August 23rd 8-K”).

On August 26, 2022, Biolog-id completed the consultation process with its social and economic committee (comité social et économique) (the “Works Council”) concerning the Merger and subsequently exercised its option to proceed with the transactions described in the MoU and execute the BCA (as defined below).

On August 26, 2022, GGAA and Biolog-id entered into a Business Combination Agreement (the “BCA”), in the form attached as Exhibit 2.1 to this Current Report on Form 8-K, the terms of which are incorporated by reference herein.

A description of the BCA was previously set forth in the August 23rd 8-K. The BCA contains representations, warranties and covenants that the respective parties shall make to each other as of the date of the BCA or other specific dates. The assertions embodied in those representations, warranties and covenants are made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the BCA are also modified in important part by the underlying disclosure schedules which shall not be filed publicly and which shall be subject to a contractual standard of materiality different from that generally applicable to shareholders and shall be used for the purpose of allocating risk among the parties rather than establishing matters as facts. GGAA does not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Sponsor Letter Agreement

Concurrently with the execution of the BCA, GGAA, Genesis Growth Tech LLC (the “Sponsor”) and Biolog-id entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor agrees to, among other things, (i) vote in favor of the BCA and the transactions contemplated thereby; (ii) vote in favor to approve an amendment of the warrant agreements governing GGAA’s outstanding public and private warrants (the “Warrant Amendment Proposal”); (iii) extend the time to complete a business combination by up to an additional six months in accordance with the terms and procedures of its amended and restated memorandum and articles of association, provided that Biolog-id transfers to GGAA or Sponsor funds up to $5,060,000 to the extent necessary to effect such extension; (iv) waive any adjustment to the conversion ratio set forth in the governing documents of GGAA or any other anti-dilution or similar protection with respect to all of the class B ordinary shares of GGAA and (v) not to transfer, assign, or sell such shares, except to certain permitted transferees, prior to the Effective Time (as defined in the BCA), in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Transaction Support Agreement

Concurrently with the execution of the BCA, each equity securityholder of Biolog-id (the “Biolog-id Shareholders”) entered into a Transaction Support Agreement (the “Transaction Support Agreements”) with GGAA, pursuant to which the Biolog-id Shareholders agree to, among other things, (i) support and vote in favor of the BCA and the transactions contemplated thereby; (ii) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Effective Time (as defined in the BCA); and (iii) not to transfer, assign, or sell their respective shares, except to certain permitted transferees, prior to the Effective Time (as defined in the BCA), in each case, on the terms and subject to the conditions set forth in the Transaction Support Agreements.

Agreement of Merger

The BCA contemplates that, as promptly as reasonably practicable following the preparation of the French Appraiser’s Report (as defined in the BCA) in accordance with the BCA, Biolog-id and GGAA will enter into a merger agreement, or traité de fusion (the “Agreement of Merger”), which will set out the terms and conditions of the contemplated Merger in accordance with the relevant provisions of the French Commercial Code and the Cayman Islands Companies Act (each as defined in the BCA).

Registration Rights Agreement

The BCA contemplates that, at the Effective Time (as defined in the BCA), Biolog-id, the Sponsor and the Biolog-id Shareholders will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Biolog-id shall, within thirty (30) days after the Effective Time (as defined in the BCA), file a shelf registration statement covering the resale of all Registrable Securities (as defined therein). The holders of Registrable Securities will also be provided with additional customary piggy-back registration rights with respect to Registrable Securities.

Confidentiality and Lock-Up Agreement

The BCA contemplates that, at the Effective Time (as defined in the BCA), the Sponsor and the Biolog-id Shareholders (the “Shareholder Parties”) will enter into a Confidentiality and Lock-Up Agreement (the “Confidentiality and Lock-Up Agreement”), pursuant to which, among other things, each Shareholder Party will agree (i) that it will, and will direct its designated representatives to, keep confidential and not disclose any Confidential Information (as defined therein), subject to customary exceptions; and (ii) to a 180-day lock-up of its Biolog-id ordinary shares, or ADSs representing Biolog-id ordinary shares, following the Effective Time (as defined in the BCA), subject to customary exceptions including (a) early release upon certain corporate transactions and (b) certain limited permitted transfers where the recipient takes the ordinary shares, or ADSs representing Biolog-id ordinary shares, subject to the restrictions in the Confidentiality and Lock-Up Agreement.

The foregoing descriptions of the Transaction Support Agreements, the Agreement of Merger, the Registration Rights Agreement and the Confidentiality and Lock-Up Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full texts of the forms of such agreements, copies of which are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K, respectively, and the terms of which are incorporated herein by reference.

Additional Information

In connection with the proposed business combination, Biolog-id intends to file with the SEC a Registration Statement on Form F-4, including a proxy statement of GGAA and prospectus of Biolog-id. GGAA’s shareholders and public warrantholders and other interested persons are advised to read, when available, the proxy statement/prospectus and the amendments thereto, as well as other documents filed with the SEC in connection with the proposed Merger and the Warrant Amendment Proposal, as these materials will contain important information about the businesses of Biolog-id and GGAA, the proposed Merger and the Warrant Amendment Proposal. When available, the proxy statement/prospectus and other relevant materials for the proposed Merger and the related Warrant Amendment Proposal will be mailed to all GGAA shareholders and public warrantholders. GGAA shareholders and public warrantholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by visiting the Genesis website at https://www.genesisgrowthtechspac.com/filings.

Participants in the Solicitation

GGAA, Biolog-id and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from GGAA’s shareholders and public warrantholders with respect to the proposed Merger and Warrant Amendment Proposal. A list of the names of those directors and executive officers and a description of their interests in GGAA and/or the proposed Merger will be included in the proxy statement/prospectus for the proposed Merger and Warrant Amendment Proposal when available. The definitive proxy statement of GGAA will be mailed to GGAA’s shareholders and public warrantholders as of a record date to be established for voting on the proposed Merger and Warrant Amendment Proposal when it becomes available. A free copy of the proxy statement of GGAA, as well as other filings containing information about GGAA, can be found at www.sec.gov or by directing a request to GGAA or Biolog-id.

Forward Looking Statements

Certain statements made or incorporated by reference herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements reflect GGAA’s or Biolog-id’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside GGAA’s and Biolog-id’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; the amount of any redemption requests made by GGAA’s public shareholders; the outcome of any legal proceedings that may be instituted against GGAA and Biolog-id following the announcement of the BCA and the transactions contemplated therein; the inability to complete the proposed Business Combination, including due to failure to obtain the approval of GGAA’s shareholders and warrantholders (with respect to certain warrant amendments and warrant conversions) and Biolog-id’s shareholders, certain regulatory approvals, or satisfy other conditions to closing in the BCA, including the satisfaction of the minimum cash condition following redemptions by GGAA’s public shareholders; the impact of COVID-19 on Biolog-id’s business and/or the ability of the parties to complete the proposed Business Combination; the inability to obtain or maintain the listing of Biolog-id’s ADSs on Nasdaq following the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; Biolog-id’s ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably; the commercial success of Biolog-id’s solutions and ability to attain significant market acceptance; continued growth of the data and analytics market and Biolog-id’s ability to expand into broader segments of the addressable market; Biolog-id’s ability to penetrate foreign markets and promote its solutions; Biolog’s ability to grow new and maintain existing relationships with customers; continued development of patented technology and protection of these intellectual property rights; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital of Biolog-id; Biolog-id’s cash flow provided by operating activities; Biolog-id’s dependence on key management personnel and executive officers; supply chain issues and other risks and uncertainties indicated from time to time in the proxy statement of GGAA and prospectus of Biolog-id relating to the proposed Business Combination, including those under “Risk Factors” therein, and in GGAA’s other filings with the SEC. GGAA and Biolog-id caution that the foregoing list of factors is not exclusive. GGAA and Biolog-id caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GGAA and Biolog-id do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAA, the combined company or Biolog-id, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of August 26, 2022, by and between Biolog-ID S.A. and Genesis Growth Tech Acquisition Corp.
10.1	Sponsor Letter Agreement, dated as of August 26, 2022, by and among Genesis Growth Tech LLC, Genesis Growth Tech Acquisition Corp. and Biolog-ID S.A.
10.2	Form of Transaction Support Agreement
10.3	Form of Agreement of Merger
10.4	Form of Registration Rights Agreement
10.5	Form of Confidentiality and Lock-Up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: August 26, 2022	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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